SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 3, 2011

MILLSTREAM VENTURES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53167	87-0405708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4760 S. Highland Dr., Suite 341, Salt Lake City, Utah	84117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(801) 699-3966

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01

 Entry into a Material Definitive Agreement.

As previously reported by Millstream Ventures, Inc. in our report on Form 8-K filed on May 10, 2011, we entered into a Stock Exchange Agreement dated April 29, 2011, (the “Exchange Agreement”) with Green River Resources, Inc., a Utah corporation (“GRI”), and Green River Resources Corp., an Alberta, Canada corporation and sole owner of GRI.  On June 3, 2011, we amended the Exchange Agreement.  The material terms of the amendment have been previously reported in our annual report on Form 10-K for the year ended March 31, 2011, (the “2011 10-K”) which has been filed with the Commission immediately preceding the filing of this current report.

Item 2.01

Completion of Acquisition or Disposition of Assets.

On June 3, 2011, the closing of the Exchange Agreement was held and the information required pursuant to this item was previously furnished in the 2011 10-K.

Prior to the closing of the Exchange Agreement, we were a “shell company” as defined in Rule 12b-2 promulgated by the Commission under the Exchange Act because we had no or nominal operations, and assets consisting of cash, cash equivalents and nominal other assets.  Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as we were immediately before the closing of the Exchange Agreement, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act.  We ceased to be a shell company upon closing of the Exchange Agreement on June 3, 2011.  We previously reported the information required by Item 2.01(f) in our 2011 10-K.

Item 5.01

Changes in Control of Registrant.

Item 5.01(a)(8) of Form 8-K states that if the registrant was a shell company, as we were immediately before the closing of the Exchange Agreement, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act.  We ceased to be a shell company upon closing of the Exchange Agreement.  We previously reported the information required by Item 5.01(a)(8) in our 2011 10-K.

Item 5.06

Change in Shell Company Status.

Item 5.06 of Form 8-K states that if the registrant was a shell company, as we were immediately before the closing of the Exchange Agreement, then the registrant must disclose the material terms of the transaction.  We previously reported the information required by Item 5.06 in our 2011 10-K.

Item 9.01

Financial Statements and Exhibits.

Item 9.01(c) of Form 8-K requires that if the registrant was a shell company immediately prior to a transaction reported in response to Item 2.01, the financial statements of the acquired business required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) must be filed in the initial report on Form 8-K.  The financial statements and the pro forma financial information required pursuant to Item 9.01(a) and (b) have been previously reported and are included in the 2011 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Millstream Ventures, Inc.

Date:   June 8, 2011

By:  /s/ William C. Gibbs

       William C. Gibbs, President

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